UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2007

ENERGY INFRASTRUCTURE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32941	20-3521405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1300, 1105 North Market Street, Wilmington, Delaware	19899
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 655-1771

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

The Stock Purchase Agreement

The Acquisition

On December 3, 2007, Energy Infrastructure Acquisition Corp. (AMEX: EII), a Delaware corporation (“Energy Infrastructure” or the “Company”), entered into a definitive agreement (the “Share Purchase Agreement”) pursuant to which it has agreed to purchase (the “Acquisition”), through a newly-formed,wholly-owned subsidiary, Energy Infrastructure Merger Corporation, a Marshall Islands corporation (“EIMC”), all of the outstanding ordinary shares of certain companies (each an “SPV”, and collectively, the “SPVs”) owning nine very large crude carriers (“VLCCs”) from Vanship Holdings Limited, a Liberian corporation (“Vanship”). The Share Purchase Agreement is filed as Exhibit 10.1 hereto. As required under its Second Amended and Restated Certificate of Incorporation, the Company will hold a special meeting of its stockholders to vote on the Acquisition and a proposed merger of the Company into EIMC in which EIMC will be the surviving entity (the “Redomiciliation Merger” and together with the Acquisition, the “Business Combination”). The Redomiciliation Merger shall occur promptly following the approval by the Company’s stockholders of the Business Combination.

Concurrently with and contingent on the closing of the Business Combination:

•
Vanship has agreed to purchase up to 5,000,000 units of EIMC to the extent necessary for EIMC to secure financing for the Acquisition at a purchase price of $10.00 per unit. Each unit will consist of one share of common stock and one common stock purchase warrant (“Financing Private Placement Units”). The units will be identical to those that were issued in the Company’s initial public offering consummated in July 2006 (“July 2006 IPO”) except that they will be subject to a lock-up period as described under “Lock-Up Period” below;

•
Mr. George Sagredos, the Company’s President and COO and a Director, will convert convertible debt in the aggregate principal amount of $2,685,000 into 268,500 units, at a conversion price of $10.00 per unit. Each unit will consist of one share of common stock and one common stock purchase warrant. The units will be identical to those that were issued in the Company’s July 2006 IPO except that they will be subject to a lock-up period of six months post-closing;

•
Mr. George Sagredos will transfer to Vanship, at no additional cost to Vanship, 425,000 warrants purchased by a company controlled by him in a private placement of units in Energy Infrastructure made prior to Energy Infrastructure’s July 2006 IPO (“Warrant Consideration”);

•
As a condition to the closing of the Business Combination, Mr. George Sagredos and Mr. Andreas Theotokis, the Company’s Chairman of the Board of Directors, shall have agreed to the termination of stock options to purchase an aggregate of 3,585,000 shares of common stock (exercisable at $0.01 per share) that were issued to them prior to Energy Infrastructure’s July 2006 IPO;

•
Mr. George Sagredos (and any permitted assignee and/or transferee as permitted by the Share Purchase Agreement) will be issued 1,000,000 units of EIMC, consisting of one share of common stock and one common stock purchase warrant. These units will be identical to the units issued in Energy Infrastructure’s July 2006 IPO except that they will be subject to a lock-up period of six months post-closing.

On a pro forma basis, as a result of the Business Combination, assuming the full $50,000,000 equity investment is made by Vanship, Mr. Sagredos' conversion of the convertible debt, the issuance of 1,000,000 units to Mr. Sagredos, and without giving effect to the additional shares earnable in the Earn Out Tranches (as defined below):

•	there will be 46,990,247 total shares outstanding on an undiluted basis;

•
there will be 53,247,054 total shares outstanding on a fully diluted treasury method basis, and based on cash in trust of approximately $10.30 per share as of September 30, 2007, which is the date of the Company’s most recent quarterly filing; and

•
on an undiluted basis, Vanship is expected to own approximately 39.4% and the Company’s management and directors are expected to own approximately 15.7% of EIMC’s outstanding shares of common stock, and on a fully diluted treasury method basis, Vanship is expected to own approximately 37.0% and the Company’s management and directors are expected to own approximately 14.5% of EIMC’s outstanding shares of common stock.

If the Business Combination is consummated, EIMC will be the first shipping company headquartered in Asia to be publicly traded in the United States.

Purchase Price

The aggregate consideration is $778,000,000, consisting of $643,000,000 payable in cash from the Company’s trust fund and borrowings under a credit facility to be negotiated and $135,000,000 payable in the form of 13,500,000 shares of common stock of EIMC (“Stock Consideration”). Vanship will also receive the Warrant Consideration from a company controlled by George Sagredos. Additionally, Vanship will be eligible to earn an additional 3,000,000 shares of common stock of EIMC in each of the first and second 12-month periods following the merger (up to a total of 6,000,000 shares in the aggregate) based on the achievement of $75,000,000 in EBITDA (calculated in accordance with the terms of the Share Purchase Agreement) for each such 12-month period (“Earn Out Tranches”).

Stockholder Approval

The Company cannot complete the Acquisition unless a majority of the shares of common stock voted by the holders of shares issued in connection with its initial public offering and its Regulation S private placement in July 2006 are voted in favor of the business combination and public stockholders owning less than 30.0% of the total number of shares sold in the initial public offering and the Regulation S private placement exercise their redemption rights. Approval of the Redomiciliation Merger will require the affirmative vote of a majority of the outstanding shares of the Company. The Company will not consummate the Redomiciliation Merger unless the Acquisition is also approved. Similarly, the Company will not consummate the Acquisition unless the Redomiciliation Merger is also approved. Each of the Redomiciliation Merger and Acquisition will be voted on separately, but both must be approved for the Business Combination to be completed. If the Redomiciliation Merger and the Acquisition are not approved by the requisite vote of the Company’s shareholders, the Acquisition will be deemed cancelled and of no further force and effect, with no further action required of the parties.

The Fleet

Upon delivery of the outstanding shares of the SPVs from Vanship, EIMC’s fleet will be comprised of 5 double hull VLCCs and 4 single hull VLCCs. These VLCCs transport crude oil principally from the Middle East to Asia. The vessels have a combined cargo-carrying capacity of 2,519,213 deadweight tons (“dwt”) and an average age of approximately 12.4 years. The vessels are currently 100% chartered out with an average remaining charter life of approximately 6.3 years. Three of the nine vessels have profit sharing arrangements.

The tables below provide summary information about the fleet:

Vessel Name	Name of Owner	Hull Design	Capacity (dwt)	Year Built and Date of Registry
Shinyo Alliance	Shinyo Alliance Limited	Single	248,034	1991 17 May 2002
C. Dream	Shinyo Dream Limited	Double	298,570	2000 17 February 2003
Shinyo Kannika	Shinyo Kannika Limited	Double	287,175	2001 16 November 2004
Shinyo Ocean	Shinyo Ocean Limited	Double	281,395	2001 9 January 2007
Shinyo Jubilee	Shinyo Jubilee Limited	Single	250,192	1988 19 February 2005
Shinyo Splendor	Shinyo Loyalty Limited	Double	306,474	1993 17 February 2004
Shinyo Mariner	Shinyo Mariner Limited	Single	271,208	1991 19 March 2005
Shinyo Navigator	Shinyo Navigator Limited	Double	300,549	1996 14 December 2006
Shinyo Sawako	Shinyo Sawako Limited	Single	275,616	1995 9 March 2006

Type of Vessel	Daily Time Charter Hire Rate*	Type	Charter Expiry
DH1	39,500	Time Charter	May 2014	(1)
DH2	39,000	Time Charter	February 2017	(2)
DH3	43,800	Time Charter	December 2016
DH4	38,500	Time Charter	January 2017	(3)
DH5	28,900	Time Charter*	March 2009	(4)
DH5	30,000	Time Charter*	March 2019	(4)(5)
SH1	29,800	Time Charter	October 2010
SH2	32,000	Consecutive Voyage Charter	September 2009	(6)
SH3	32,800	Time Charter	June 2010	(7)
SH4	39,088	Time Charter	December 2011

* Gross time charter rate and net time charter equivalent (“TCE”) for consecutive voyage charter.
___________

(1)	Charterers have the option to extend time charter for an additional 3 years at $39,000 per day.
(2)	Based on 50% share of income (which is referenced to the Baltic International Tanker Routes (“BITR”)) in excess of US$44,000.
(3)	Income (which is referenced to BITR3) in excess of US$43,500 to be split equally.
(4)	Second time charter starts after expiry of first charter.
(5)	Based on 50% of actual annual net average daily time charter earnings (“actual earnings”) in excess of $30,000 but not exceeding $40,000, and 40% of actual earnings in excess of $40,000.
(6)	Estimated TCE.
(7)	Charterers have the option to extend time charter for an additional 2 years at $31,800 per day.

The average daily charter rate for double hull, or DH, vessels is approximately $37,940, and the average daily charter rate for single hull, or SH, vessels is approximately $33,422. The remaining charter life for DH vessels is approximately 9.24 years, and the remaining charter life for SH vessels is approximately 2.77 years.

Registration Rights

Under the Share Purchase Agreement, EIMC has agreed, with some limited exceptions, to include (i) the shares of EIMC’s common stock comprising or underlying the Stock Consideration, Warrant Consideration, Earn Out Tranches and Financing Private Placement Units and (ii) the 1,000,000 shares of EIMC common stock, the 1,000,000 warrants to purchase shares of EIMC common stock and the shares of EIMC common stock underlying such warrants to be issued to Mr. Sagredos (and any permitted assignee and/or transferee as permitted by the Share Purchase Agreement) in connection with the Acquisition (collectively, the “Registrable Securities”) in EIMC’s registration statement that it will file with the Securities and Exchange Commission in connection with the Business Combination. In addition, EIMC has granted Vanship (on behalf of itself or its affiliates that hold Registrable Securities) and Mr. Sagredos (on behalf of himself or any permitted assignee and/or transferee as permitted by the Share Purchase Agreement that hold Registrable Securities) the right, under certain circumstances and subject to certain restrictions, including lock-up and market stand-off restrictions, to require EIMC to register the Registrable Securities under the Securities Act of 1933, as amended, on a demand and “piggy-back” basis.

After the completion of the Business Combination, Vanship and/or its affiliates will own up to 18,500,000 shares of EIMC’s common stock (i.e. the Stock Consideration, plus the shares underlying the Financing Private Placement Units) and the right to purchase up to 5,425,000 shares of EIMC’s common stock (i.e. the Warrant Consideration, plus the warrants underlying the Financing Private Placement Units) entitled to these registration rights. In addition, subject to achievement of certain EBITDA hurdles, Vanship and/or its affiliates may own up to an additional 6,000,000 shares of EICM’s common stock (i.e., the Earn-Out Stock) entitled to these registration rights following the second anniversary of the closing of the Business Combination.

Lock-Up Period

The Share Purchase Agreement generally restricts Vanship and its affiliates holding Registrable Securities, without the prior written consent of EIMC, from, directly or indirectly, offering, selling, agreeing to offer or sell, soliciting offers to purchase, granting any call option or purchasing any put option with respect to, pledge, borrow or otherwise dispose of the Registrable Securities and from engaging in certain other transactions relating to such securities for a period of (1) 180 days with respect to one-half of the shares comprising such Registrable Securities; and (2) 365 days with respect to the remaining shares comprising such Registrable Securities, in each case commencing upon the closing of the Business Combination. Mr. Sagredos (and any permitted assignee and/or transferee as permitted by the Share Purchase Agreement) will be subject to similar restrictions with respect to the 1,000,000 units issued to Mr. Sagredos in connection with the Acquisition for a period of 180 days commencing upon the closing of the Business Combination.

Dividends

Under the Share Purchase Agreement and subject to its ability to do so under applicable law, EIMC will pay a dividend of $1.54 per share to EIMC's public shareholders on the first anniversary of the consummation of the Business Combination. Vanship has agreed, and it is a condition to the closing that EIMC insiders shall have agreed, to waive any right to receive dividend payments in respect of the one-year period immediately following the consummation of the Business Combination in order to facilitate the payment of this one-time dividend to the public shareholders.

Director Nominees and Officers

Under the Share Purchase Agreement, Vanship will have the right to nominate, and EIMC and the Company have agreed to cause the appointment and election of, eight members of the Board of Directors of EIMC. Additionally, the Company will have the right to nominate one member of the Board of Directors of EIMC. Following the Business Combination, Vanship’s founders and principals, Captain Charles Arthur Joseph Vanderperre and Mr. Fred Cheng, will be appointed as non-executive Chairman and Chief Executive Officer of EIMC, respectively, and Mr. Marios Pantazopoulos will be appointed by the Company to serve as a director of EIMC. The remaining Vanship nominees will be determined prior to the consummation of the Business Combination.

Termination

The Share Purchase Agreement may be terminated by mutual consent of the Company and Vanship, from and after May 14, 2008, if such parties make a good faith determination that the market has not reacted favorably to the transaction, provided that the May 14, 2008 date will be extended in the event that the Company has not received audited annual financial statements and unaudited interim financial statements of each SPV by December 14, 2007. The Share Purchase Agreement may be terminated: (1) unilaterally by Vanship if the SEC has not cleared the merger proxy by July 21, 2008; (2) unilaterally by Vanship if Capt. Vanderperre and Mr. Cheng are not appointed to their respective offices, as described above under “Director Nominees and Officer”; and (3) unilaterally by either party if Vanship has not obtained a commitment with respect to certain financing in connection with the Acquisition by December 17, 2007.

Expenses

Under the Share Purchase Agreement, each of the Company, EIMC and Vanship will be responsible for its own expenses in connection with the preparation, negotiation, execution and delivery of the Share Purchase Agreement, provided that the costs of preparing the required audited annual financial statments and unaudited interim financial statements of the SPVs and Vanship’s legal fees will be borne by Vanship initially and, if the Acquisition is consummated or the Share Purchase Agreement is terminated as described above under “Termination,” EIMC and/or the Company will reimburse Vanship for such costs. EIMC will pay any stamp duties or other transfer or similar taxes payable in relation to the Acquisition.

Additional Information

In connection with the acquisition, Maxim Group LLC and The Investment Bank of Greece, the investment banking arm of Marfin Group, acted as financial advisors, New Century Capital Partners LLC rendered the fairness opinion, and Loeb & Loeb LLP (NY) and Vgenopoulos & Partners Law Firm (Athens) acted as legal advisors to the Company. Fortis Securities LLC acted as financial advisor and Watson, Farley & Williams (New York) LLP and Lea & White (Hong Kong) acted as legal advisors to Vanship. No broker, agent, finder, consultant or other person or entity is entitled to be paid based upon any agreement made by any party in connection with the Business Combination other than (1) Fortis Securities LLC, which Vanship shall have the obligation to compensate (provided that EIMC will issue 200,000 shares of common stock forming part of the Stock Consideration to Fortis Securities LLC in partial satisfaction of such obligation), and (2) Maxim Group LLC and Investment Bank of Greece, which EIAC shall have the sole obligation to compensate.

In connection with the Business Combination, the Company will file a proxy statement with the Securities and Exchange Commission. THE COMPANY IS NOT NOW REQUESTING ANY PROXY. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the Securities and Exchange Commission at its web site, www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to the Company Secretary, c/o Ms. Susan Dubb, Energy Infrastructure Acquisition Corp., Suite 1300, 1105 North Market Street, Wilmington, Delaware 19899, telephone number (302) 655-1771.

The Company and its directors and executive officers, who are identified in the Company’s 2006 Annual Report on Form 10-K, filed with the Securities and Exchange Commission, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation will be contained in the proxy statement relating to the transaction when it becomes available.

Item 7.01 Regulation FD Disclosure

Contemporaneously with this current report on Form 8-K, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference, in which it announced the Acquisition. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.	Description
10.1	Share Purchase Agreement by and among Energy Infrastructure Acquisition Corp., Energy International Merger Corporation and Vanship Holdings Limited*
99.1	Press Release, dated December 6, 2007

*
Exhibits and schedules have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2007

ENERGY INFRASTRUCTURE ACQUISITION CORP.

By:	/s/ Marios Pantazopoulos
Name: Marios Pantazopoulos
Title: Chief Financial Officer